Accounts Payable and Accrued Expenses (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses
8.	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses as of September 30, 2024 and December 31, 2023 consisted of the following (in thousands):

	September 30, 2024	December 31, 2023
Accounts payable and other accrued liabilities	$6,932	$7,323
Accrued employee expenses	9,601	13,859
Total	$16,533	$21,182

Accrued employee expenses include accrued bonuses and commission of $4.2 million and $7.4 million as of September 30, 2024 and December 31, 2023, respectively. Accounts payable and other accrued liabilities as of September 30, 2024 include $1.5 million in potential SEC settlement. See Note 4, “Commitments and Contingencies” to these condensed consolidated financial statements for further information.

11.	Accounts Payable and Accrued Expenses
Accounts payable and accrued liabilities as of December 31, 2023 and 2022 consisted of the following (in thousands):

	December 31, 2023	December 31, 2022
Accounts payable and other accrued liabilities	$7,323	$9,561
Accrued employee expenses	13,859	24,074
	$21,182	$33,635
Accrued employee expenses include accrued bonuses of $2.6 million and $9.9 million as of December 31, 2023 and 2022, respectively, primarily related to certain employment agreements entered into in connection with prior acquisitions. The decrease in accrued employee expenses as of December 31, 2023 compared with December 31, 2022 is primarily due to a decline in bonuses accrual of $5.9 million related to certain employment agreements entered into in connection with prior acquisitions, payment of employee termination cost of $3.6 million and a decline in other employee bonuses of $0.6 million due to a decrease in employee headcount.